Income Tax	3 Months Ended	12 Months Ended
	Sep. 30, 2013	Jun. 30, 2013
Income Tax Disclosure [Abstract]
Income Tax

NOTE 9. INCOME TAXES

The effective tax rate was 18.5% and 29.8%, for the quarters ended September 30, 2013 and 2012, respectively.

The difference between the effective tax rate for the quarter ended September 30, 2013 and the U.S. federal statutory rate of 35% is primarily attributable to the favorable impact of foreign earnings taxed at less than the U.S. statutory rate and the favorable impact of a settlement with the IRS, partially offset by adjustments related to the United States taxation of certain foreign earnings as Subpart F income and prior year uncertain tax benefits related to transfer pricing.

During the quarter ended September 30, 2008, Cardinal Health received an IRS Revenue Agent’s Report for the fiscal years 2003 through 2005 that included Notices of Proposed Adjustment for additional taxes related to transfer pricing arrangements between foreign and domestic subsidiaries and the transfer of intellectual property among our subsidiaries. The amount of additional tax proposed by the IRS in these notices totaled $462 million, excluding penalties and interest. During the quarter ended June 30, 2013, we and Cardinal Health entered into a closing agreement with the IRS to effectively settle $450 million of the $462 million of additional tax proposed by the IRS related to the transfer of intellectual property among our subsidiaries. In connection with the settlement, we agreed to pay $80 million ( $69 million net of tax) including $26 million of interest. During the quarter ended September 30, 2013, we and Cardinal Health entered into a second closing agreement with the IRS to resolve the remaining tax uncertainties. As part of the second closing agreement, we agreed to pay $12 million ( $11 million net of tax) including $5 million of interest, which is reflected in our financial results for the quarter ended September 30, 2013.

During the quarter ended December 31, 2010, we received an IRS Revenue Agent’s Report for fiscal years 2006 and 2007 that included Notices of Proposed Adjustment for additional taxes related to transfer pricing arrangements between foreign and domestic subsidiaries. We and Cardinal Health disagree with the IRS regarding its application of the United States Treasury regulations to the arrangements under review and the valuations underlying such adjustments and intend to vigorously contest them. The tax matters agreement that we entered into with Cardinal Health in connection with the spinoff generally provides that the control of audit proceedings and payment of any additional liability related to our business is our responsibility. We are currently before the IRS Appeals office for fiscal years 2006 and 2007, and continue to engage in substantive discussions related to these fiscal years.

In addition, we are currently subject to IRS audits for fiscal years 2008 through 2012. The IRS audits for fiscal years 2008 and 2009, and the short period July 1, 2009 through August 31, 2009, are part of Cardinal Health’s tax audit of its federal consolidated returns covering periods prior to our spinoff from Cardinal Health. The IRS audits for the short period September 1, 2009 through June 30, 2010, and fiscal years 2011 and 2012, relate to federal consolidated returns filed by us following our spinoff from Cardinal Health.

We believe that we have provided adequate tax reserves for these matters. However, if upon the conclusion of these audits, the ultimate determination of taxes owed is for an amount that is materially different than our current reserves, our overall tax expense and effective tax rate may be materially impacted in the period of adjustment.

NOTE 12. INCOME TAXES

Income before income taxes is as follows for fiscal years ended June 30, 2013, 2012 and 2011:

	For Fiscal Year Ended June 30,
(in millions)	2013	2012	2011
United States Operations	$281	$183	$169
Non-United States Operations[1]	262	304	256

Total	$543	$487	$425

[1]	Substantially all income from foreign operations was earned by a Switzerland subsidiary.

Provision for Income Taxes.    The provision (benefit) for taxes consists of the following for the fiscal years ended June 30, 2013, 2012 and 2011:

	For Fiscal Year Ended June 30,
(in millions)	2013	2012	2011
Current:
Federal	$129	$80	$53
State and Local	13	6	6
Non-United States	20	27	9

Total	162	113	68
Deferred:
Federal	(2)	10	61
State and Local	1	4	(5)
Non-United States	(7)	(1)	2

Total	(8)	13	58

Total Provision	$154	$126	$126

A reconciliation of the provision for taxes based on the federal statutory income tax rate to our effective income tax rate is as follows for fiscal years ended June 30, 2013, 2012 and 2011:

	For Fiscal Year Ended June 30,
	2013	2012	2011
Provision at Federal Statutory Rate	35.0%	35.0%	35.0%
State and Local Income Taxes, net of Federal Benefit	1.6	1.3	2.2
Foreign Rate Variance	(14.6)	(16.2)	(17.0)
U.S. Tax Impact on Foreign Earnings	5.8	5.9	8.0
Nondeductible/Nontaxable Items	(1.0)	(0.7)	0.2
Deferred State Tax Rate Adjustment	—	—	(0.8)
Other	1.5	0.6	2.3

Effective Income Tax Rate	28.3%	25.9%	29.9%

In the third quarter of fiscal 2013, the American Taxpayer Relief Act of 2012 reinstated the U.S. federal research and development tax credit, retroactive to January 1, 2012. As a result, during the six months ended June 30, 2013, we recognized total tax benefits of $5.2 million, of which $1.6 million related to fiscal 2012 research and development expenses.

As of June 30, 2013 we had an estimated $2.1 billion of undistributed earnings from non-United States subsidiaries that are intended to be indefinitely reinvested in non-United States operations. As these earnings are considered indefinitely reinvested, no incremental United States tax has been provided for these earnings. It is not practicable to estimate the amount of United States tax that might be payable if such earnings were remitted.

Our operations in Switzerland benefit from certain tax rulings, and to a lesser extent, certain tax incentives. Our Switzerland subsidiary qualifies for one of the federal tax regimes in Switzerland as a principal company as well as a special mixed company cantonal/communal tax regime, both of which have no expiration date. To a lesser extent, our Switzerland subsidiary also qualifies for certain federal and cantonal/communal tax holidays that are set to expire in 2015. The impact of the tax holiday decreased income taxes by approximately $7 million, $7 million, and $3 million for fiscal years 2013, 2012, and 2011, respectively. The benefit of the tax holiday on diluted earnings per share was approximately $0.03, $0.03, and $0.02 for fiscal years 2013, 2012, and 2011, respectively.

Deferred Tax Assets and Liabilities.    Deferred income taxes arise from temporary differences between financial reporting and tax reporting bases of assets and liabilities, and operating loss and tax credit carryforwards for tax purposes. The components of the deferred income tax assets and liabilities as of June 30, 2013 and 2012 are as follows:

	June 30,
(in millions)	2013	2012
Deferred Income Tax Assets:
Receivable Basis Difference	$6	$7
Accrued Liabilities	60	72
Equity Compensation	40	41
Loss and Credit Carryforwards	15	10
Property-Related	39	43
Inventory Basis Differences	28	19
Interest	47	46
Other	26	26

Total Deferred Income Tax Assets	261	264
Valuation Allowance for Deferred Income Tax Assets	—	(1)

Net Deferred Income Tax Assets	261	263

Deferred Income Tax Liabilities:
Goodwill and Other Intangibles	(288)	(321)
Revenue on Lease Contracts	(499)	(502)
Other	(29)	(1)

Total Deferred Income Tax Liabilities	(816)	(824)

Net Deferred Income Tax Liabilities	$(555)	$(561)

Deferred tax assets and liabilities in the preceding table, after netting by taxing jurisdiction, are in the following captions in the consolidated balance sheet at June 30, 2013 and 2012:

	June 30,
(in millions)	2013	2012
Current Deferred Tax Asset[1]	$77	$81
Non Current Deferred Tax Asset[2]	8	4
Current Deferred Tax Liability[3]	(2)	(2)
Non Current Deferred Tax Liability[4]	(638)	(644)

Net Deferred Tax Liability	$(555)	$(561)

[1]	Included in “Other Current Assets”
[2]	Included in “Other Assets”
[3]	Included in “Other Accrued Liabilities”
[4]	Included in “Deferred Income Taxes”

During the quarter ended June 30, 2013, we determined the deferred tax liabilities related to intangibles and goodwill from acquisition accounting were overstated by $20 million. The overstatement relates back to the amounts recorded at the time of the separation from Cardinal Health. The adjustment was deemed to be immaterial to our consolidated balance sheet and resulted in a decrease to the deferred tax liabilities and an increase to additional paid-in capital by $20 million during the quarter ended June 30, 2013. There was no impact of the adjustment to the statements of income, comprehensive income and cash flows for the year ended June 30, 2013.

At June 30, 2013, we had gross state and international loss and credit carryforwards of $75 million and $27 million, respectively, the tax effect of which is an aggregate deferred tax asset of $15 million. Substantially all of these carryforwards are available for at least three years or have an indefinite carryforward period.

Unrecognized Tax Benefits.    We had $265 million and $301 million of unrecognized tax benefits at June 30, 2013 and June 30, 2012, respectively. Substantially all of the unrecognized tax benefits as of June 30,2013, if recognized, would affect our effective tax rate.

A reconciliation of the unrecognized tax benefits for the fiscal years ended June 30, 2013, and 2012 is as follows:

	For Fiscal Year Ended June 30,
(in millions)	2013	2012
Balance at July 1	$301	$289
Additions for Tax Positions of the Current Year	15	8
Additions for Tax Positions of Prior Years	16	8
Reductions for Tax Positions of Prior Years	(9)	(1)
Expiration of the Statute of Limitations	(4)	(3)
Settlements with Tax Authorities	(54)	—

Balance at June 30	$265	$301

We recognize accrued interest and penalties related to unrecognized tax benefits in income tax expense. As of June 30, 2013 and 2012, we had $102 million and $126 million, respectively, accrued for the payment of interest and penalties. These balances are gross amounts before any tax benefits and are included in other liabilities in the consolidated balance sheets. For the year ended June 30, 2013, we recognized $19 million of interest and penalties in the consolidated statements of income.

Our material tax jurisdiction is the United States. With a few minor exceptions, we are no longer subject to income tax examinations by United States Federal and State income tax authorities for fiscal years prior to 2003.

During the quarter ended September 30, 2008, Cardinal Health received an IRS Revenue Agent’s Report for the fiscal years 2003 through 2005 that included Notices of Proposed Adjustment for additional taxes related to transfer pricing arrangements between foreign and domestic subsidiaries and the transfer of intellectual property among our subsidiaries, which we have appealed. The amount of additional tax proposed by the IRS in these notices totals $462 million, excluding penalties and interest. During the quarter ended June 30, 2013, we and Cardinal Health entered into a closing agreement with the IRS to effectively settle the matters related to the transfer of intellectual property among our subsidiaries. As part of the settlement, we agreed to pay $80 million ($69 million net of tax) which includes $26 million of interest. This closing agreement resolves $450 million of the original $462 million of additional tax proposed by the IRS related to fiscal years 2003 through 2005. We expect to resolve the remaining matters within the next twelve months.

In addition, during the quarter ended December 31, 2010, we received an IRS Revenue Agent’s Report for fiscal years 2006 and 2007 that included Notices of Proposed Adjustment for additional taxes related to transfer pricing arrangements between foreign and domestic subsidiaries. We and Cardinal Health disagree with the IRS regarding its application of the United States Treasury regulations to the arrangements under review and the valuations underlying such adjustments and intend to vigorously contest them. The tax matters agreement that we entered into with Cardinal Health in connection with the spinoff generally provides that the control of audit proceedings and payment of any additional liability related to our business is our responsibility. We are currently before the IRS Appeals office for fiscal years 2003 through 2007, and continue to engage in substantive discussions related to these fiscal years.

During the quarter ended September 30, 2011, the IRS commenced the tax audit for the fiscal years 2008 and 2009 and the short period July 1, 2009 through August 31, 2009 as part of Cardinal Health’s tax audit of its federal consolidated returns for fiscal years 2008 through 2010. During the quarter ended December 31, 2011, the IRS commenced the tax audit for the short period September 1, 2009 through June 30, 2010. Furthermore, during the quarter ended June 30, 2013, the IRS commenced the tax audit for fiscal year 2011. We have not received any Notices of Proposed Adjustment for these audit periods to date.

It is reasonably possible that the amount of unrecognized tax benefits will significantly change due to one or more of the following events in the next twelve months: expiring statutes, audit activity, tax payments, other activity, or final decisions in matters that are the subject of controversy in various taxing jurisdictions in which we operate. The majority of this possible change relates to issues involving transfer pricing and the transfer of intellectual property among our subsidiaries. Depending upon open tax examinations and/or the expiration of applicable statutes of limitation, we believe that the total amount of unrecognized tax benefits may decrease by up to $24 million including up to $14 million which, if recognized upon audit settlement, statute expiration, or other activity would affect the 2014 effective tax rate.

We believe that we have provided adequate contingent tax reserves for these matters. However, if upon the conclusion of these audits, the ultimate determination of taxes owed is for an amount that is materially different than our current reserves, our overall tax expense and effective tax rate may be materially impacted in the period of adjustment.